UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A #3
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report: November 10, 2008


                             MOMENTUM BIOFUELS, INC.
                      (Formerly Tonga Capital Corporation)
             (Exact name of registrant as specified in its charter)


              Colorado                                  000-50619                               84-1069035
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)


                     4700 New West Drive, Pasadena, TX 77507
              ----------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)



                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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        Section 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.


This 8-K is being  filed to  supplement  the 8-K  filed on  February  13,  2009.
Exhibit 16.1 Consent of Malone & Bailey, P.C., dated November 10, 2008, is attached hereto as an exhibit. Exhibit 23.1 letter of Malone & Bailey P.C. dated November 10, 2008 is attached hereto as an exhibit.


Malone-Bailey,  P.C.  formerly the independent  registered public accountant for
Momentum  BioFuels,   Inc.  (the  Company),   was  dismissed  as  the  Company's
independent registered public accountant on November 10, 2008.


Section 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.

Exhibit No.        Description



16.1      Consent Letter of Malone-Bailey, P.C., dated November 10, 2008.


23.1 Letter confirming Auditor Relationship of Malone-Bailey, P.C., has ceased, dated November 10, 2008.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             MOMENTUM BIOFUELS, INC.


                      By:      /s/ Gregory A. Enders
                               ---------------------
                                   Gregory A. Enders, President and Chief
                                   Executive Officer


 Date: February 24, 2009